Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

On August 4, 2016, Inphi Corporation (the “Company”) completed the sale of Inphi’s memory product business (the “Business”) to Rambus Inc. for $90 million in cash, $11.25 million of which will be placed into escrow for a period of twelve (12) months following the closing as security for Inphi’s indemnification obligations pursuant to the agreement.

The unaudited pro forma financial statements have been developed by applying pro forma adjustments to the Company’s historical Condensed Financial Statements prepared in accordance with accounting principles generally accepted in the United States of America and give effect to the divestiture of the Business. The unaudited pro forma Condensed Statements of Income for the years ended December 31, 2015, 2014 and 2013 assume that the divestiture of the Business occurred on January 1, 2013. The unaudited pro forma Condensed Balance Sheet as of June 30, 2016 assumes that the divestiture occurred on that date. The operating results of the Business were reflected as discontinued operations for the six months ended June 30, 2016, as reported in the Condensed Statements of Income in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016. Therefore, the Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended June 30, 2016 has not been included in this report.

The unaudited pro forma financial statements are presented based on currently available information and are intended for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have been realized if the divestiture had been completed on the dates indicated, nor are they indicative of future operating results or financial position. Beginning in the second quarter of 2016, the historical financial results of the Business for periods prior to the divestiture will be reflected in the Company' Consolidated Financial Statements as discontinued operations.

The unaudited pro forma condensed combined financial statements should be read in conjunction with (a) accompanying notes to the unaudited pro forma condensed financial statements, (b) the Company’s annual report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and other filings with the Securities and Exchange Commission.

Inphi Corporation and Subsidiaries

Unaudited Pro Forma Condensed Balance Sheet

As of June 30, 2016

Thousands of dollars	Historical	Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$146,914	$90,000	(b)	$236,914
Investments in marketable securities	180,900	—		180,900
Accounts receivable, net	39,035	—		39,035
Inventories	11,813	—		11,813
Income tax receivable	246	—		246
Prepaid expenses and other current assets	5,862	—		5,862
Current assets held for sale	10,468	(10,468	)(c)	—
Total current assets	395,238	79,532		474,770
Property and equipment, net	35,560	—		35,560
Goodwill	8,440	—		8,440
Identifiable intangible assets	59,933	—		59,933
Deferred tax charge	2,263	—		2,263
Other assets, net	14,280	—		14,280
Total assets	$515,714	$79,532		$595,246

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$7,263	$—		$7,263
Deferred revenue	3,988	—		3,988
Accrued employee expenses	10,002	3,352	(d)	13,354
Other accrued expenses	4,408	—		4,408
Other current liabilities	986	2,591	(e)	3,577
Current liabilities held for sale	5,193	(5,193	)(c)	—
Total current liabilities	31,840	750		32,590
Convertible debt	176,728	—		176,728
Other long-term liabilities	2,937	—		2,937
Total liabilities	211,505	750		212,255

Stockholders’ equity:
Common stock	41	—		41
Additional paid-in capital	399,833	—		399,833
Accumulated deficit	(96,729)	78,782	(f)	(17,947)
Accumulated other comprehensive income	1,064	—		1,064
Total stockholders’ equity	304,209	78,782		382,991
Total liabilities and stockholders’ equity	$515,714	$79,532		$595,246

Inphi Corporation and Subsidiaries

Unaudited Pro Forma Condensed Statement of Income

For the Year Ended December 31, 2015

Thousands of dollars	Historical	Pro Forma Adjustments (a)	Pro Forma
Revenue	$246,616	$53,906	$192,710
Cost of revenue	98,294	25,546	72,748
Gross profit	148,322	28,360	119,962
Operating expenses:
Research and development	106,444	17,333	89,111
Sales and marketing	26,563	5,427	21,136
General and administrative	20,322	—	20,322
Total operating expenses	153,329	22,760	130,569
Income (loss) from operations	(5,007)	5,600	(10,607)
Interest expense	(783)	—	(783)
Other income	221	—	221
Income (loss) before income taxes	(5,569)	5,600	(11,169)
Provision for income taxes	7,982	2,358	5,624
Net income (loss)	$(13,551)	$3,242	$(16,793)

Earnings per share
Basic	$(0.35)		$(0.44)
Diluted	$(0.35)		$(0.44)

Weighted-average shares used in computing earnings per share
Basic	38,580,330		38,580,330
Diluted	38,580,330		38,580,330

Inphi Corporation and Subsidiaries

Unaudited Pro Forma Condensed Statement of Income

For the Year Ended December 31, 2014

Thousands of dollars	Historical	Pro Forma Adjustments (a)	Pro Forma
Revenue	$156,142	$59,997	$96,145
Cost of revenue	70,488	26,170	44,318
Gross profit	85,654	33,827	51,827
Operating expenses:
Research and development	70,863	13,404	57,459
Sales and marketing	20,003	5,159	14,844
General and administrative	16,153	—	16,153
Total operating expenses	107,019	18,563	88,456
Income (loss) from operations	(21,365)	15,264	(36,629)
Other income	495	—	495
Income (loss) before income taxes	(20,870)	15,264	(36,134)
Provision for income taxes	1,738	610	1,128
Net income (loss)	$(22,608)	$14,654	$(37,262)

Earnings per share
Basic	$(0.69)		$(1.14)
Diluted	$(0.69)		$(1.14)

Weighted-average shares used in computing earnings per share
Basic	32,707,868		32,707,868
Diluted	32,707,868		32,707,868

Inphi Corporation and Subsidiaries

Unaudited Pro Forma Condensed Statement of Income

For the Year Ended December 31, 2013

Thousands of dollars	Historical	Pro Forma Adjustments (a)	Pro Forma
Revenue	$102,664	$59,713	$42,951
Cost of revenue	37,095	22,139	14,956
Gross profit	65,569	37,574	27,995
Operating expenses:
Research and development	50,516	10,893	39,623
Sales and marketing	15,741	4,749	10,992
General and administrative	11,614	—	11,614
Total operating expenses	77,871	15,642	62,229
Income (loss) from operations	(12,302)	21,932	(34,234)
Other income	876	—	876
Income (loss) before income taxes	(11,426)	21,932	(33,358)
Provision for income taxes	1,752	531	1,221
Net income (loss)	$(13,178)	$21,401	$(34,579)

Earnings per share
Basic	$(0.45)		$(1.17)
Diluted	$(0.45)		$(1.17)

Weighted-average shares used in computing earnings per share
Basic	29,493,005		29,493,005
Diluted	29,493,005		29,493,005

Inphi Corporation

Notes to the Unaudited Pro Forma Financial Statements

The unaudited pro forma financial statements give effect to the sale of the Inphi’s memory product business to be accounted for as discontinued operation. The unaudited pro forma condensed statements of income for the years ended December 31, 2015, 2014 and 2013 are presented as if the sale occurred as of January 1, 2013. The unaudited pro forma condensed balance sheet as of June 30, 2016 is presented as if the sale occurred on that date. The nonrecurring after-tax gain is reflected in the proforma balance sheet.

(a)	The pro forma adjustments columns in the unaudited pro forma condensed statements of income represent the historical financial results of the memory product business.

(b)	The pro forma adjustment represents estimated proceeds received from the sale of memory product business. The Company expects to use the proceeds for general corporate purposes.

(c)	The pro forma adjustments represent the elimination of the assets and liabilities of the memory product business.

(d)	The pro forma adjustment represents the estimated liability payable to employees transferred to Rambus Inc.

(e)	The pro forma adjustment represents the estimated tax liability on the gain of the sale of the memory product business.

(f)	The pro forma adjustment represents the estimated gain after-tax.